DRAFT (Version 2) (Incorporates Changes Suggested by US Bank)

ROCHDALE INVESTMENT TRUST

Supplement dated January 25, 2007

to

Statement of Additional Information dated May 1, 2006

In the Statement of Additional Information, under the heading “Additional Purchase and Redemption Information,” the first paragraph under the subheading “How to Buy Shares” is replaced in its entirety with the following paragraph:

“The shares of the Portfolios are sold at net asset value plus a sales charge of 5.75%. As set forth in the Prospectus, you may pay a reduced sales charge at the time of purchase. In addition, purchases of shares by persons employed by or affiliated with the Advisor, the Trust or any of the Advisor’s affiliates, as well as selected dealers and immediate family members of any of the foregoing, may be exempt from the sales charge. For purposes of determining eligibility for sales charge exemptions, persons who fall within the definition of a “supervised person” under the Investment Advisers Act of 1940 will be considered “employees” within the meaning of that term as used in the Prospectus. You may purchase shares of a Portfolio from selected securities brokers, dealers, or financial intermediaries. Investors should contact these agents directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged by those agents.”